Exhibit 99.1

Kentucky Bancshares, Inc.

INVESTOR PRESENTATION

LOUIS PRICHARD, PRESIDENT AND CEO

JIM BRADEN, SVP AND CAO

FEBRUARY 8, 2017

TRADING SYMBOL: KTYB

WWW.KYBANK.COM

Kentucky Bancshares, Inc.

Cautionary Statement Regarding Forward-Looking Statements Statements in this presentation relating to Kentucky Bancshares, Inc. (“KTYB”, the “Company”, “we”, “our” or “us”) contain forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the federal securities laws. These statements are not historical facts, but rather statements based on our current expectations regarding our business strategies and their intended results and our future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends,” “estimates,” “potential,” “may,” and similar expressions. These forward-looking statement are based on management’s current expectations. KTYB cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements due to various risks and uncertainties. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the From 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which KTYB's forward-looking statements are based are likely to change after the forward-looking statements are made due to uncertainties KTYB cannot control. The forward-looking statements in this presentation are made as of the date of the release and the Company does not assume any responsibility to update these statements. 2

At a Glance Headquartered in Paris, Kentucky 12.31.16* Primary subsidiary is Kentucky Bank Kentucky Bank is a commercial bank offering standard business and retail banking services including trust and brokerage Roots date to 1851 and currently operate 17 locations predominantly within 30 miles of Lexington, Kentucky *Unaudited 3 Financial Highlights Total Assets $1.03 billion Total Net Loans $648.5 million Total Deposits $803.0 million EPS $2.87 Cash Dividend $1.08 ROAE 9.10% ROAA 0.86% NIM TE 3.62% NPAs 0.82%

Markets Served Kentucky Bank  17 locations serving 11 communities Serving every contiguous county to Lexington, KY which is the economic engine for Central Kentucky Morehead Serving the Morehead, KY market which is a regional economic engine for Eastern Kentucky Strategically located along the I-75 and I-64 corridors www.mapcustomizer.com 4

Branch Franchise

Street Address	City	State	06.30.16 Deposits ($000)	06.30.15 Deposits ($000)
401 Main St	Paris	KY	145,604	142,905
939 US Hwy 27 S	Cynthiana	KY	94,926	85,124
24 W Lexington Ave	Winchester	KY	62,620	83,267
520 Marsailles Rd	Versailles	KY	54,192	49,424
660 University Shopping Ctr	Richmond	KY	51,419	36,951
1001 Gibson Bay Dr Ste 101	Richmond	KY	46,583	58,186
920 N Main St	Nicholasville	KY	46,352	51,052
260 Blossom Park Dr	Georgetown	KY	44,192	45,326
144 S KY 7	Sandy Hook	KY	32,591	32,778
1500 Flemingsburg Rd	Morehead	KY	32,273	30,393
2021 Main St	Paris	KY	28,588	27,560
400 W First St	Morehead	KY	28,544	26,724
103 W Showalter Dr	Georgetown	KY	27,900	20,556
360 E Vine St	Lexington	KY	22,589	12,371
1975 Bypass Rd	Winchester	KY	20,786	21,034
108 E Main St	Wilmore	KY	13,245	12,830
724 W Main St	Richmond	KY	0	1

Source: www.snl.com

2016 Rank	Institution (ST)	Branches	Dep. In Mkt.($000)	Market Share (%)
	Lexington-Fayette, KY			
1	Central Bancshares Inc. (KY)	19	1,555,220	16.55
2	JPMorgan Chase & Co. (NY)	17	1,389,972	14.79
3	Fifth Third Bancorp (OH)	13	1,113,570	11.85
4	PNC Financial Services Group (PA)	14	733,024	7.80
5	Traditional Bancorp. Inc. (KY)	7	676,261	7.20
6	**Kentucky Bancshares Inc. (KY)**	**11**	**466,068**	**4.96**
7	BB&T Corp. (NC)	8	439,697	4.68
8	Farmers Capital Bank Corp. (KY)	13	376,710	4.01
9	Community Trust Bancorp Inc. (KY)	11	367,275	3.91
10	Whitaker Bank Corp. of KY (KY)	8	308,175	3.28
	Total For Institutions In Market	184	9,395,955	

2016 Rank	Institution (ST)	Branches	Dep. In Mkt.($000)	Market Share (%)
	Richmond-Berea, KY			
1	Whitaker Bank Corp. of KY (KY)	11	306,640	24.85
2	Community Trust Bancorp Inc. (KY)	5	208,716	16.91
3	JPMorgan Chase & Co. (NY)	2	121,481	9.84
4	Rockcastle Bancorp Inc. (KY)	2	98,785	8.01
5	**Kentucky Bancshares Inc. (KY)**	**3**	**98,002**	**7.94**
6	Central Bancshares Inc. (KY)	2	86,323	7.00
7	U.S. Bancorp (MN)	4	70,402	5.71
8	PNC Financial Services Group (PA)	2	62,605	5.07
9	Cumberland Valley Finl Corp. (KY)	3	49,778	4.03
10	Citizens Guaranty Finl Corp. (KY)	3	40,330	3.27
	Total For Institutions In Market	43	1,233,954	

5

Expansion Timeline (De Novo & Purchases) 2013: De novo branch in Lexington 2006: Acquired Peoples Bank in Morehead $84 MM assets 2003: Acquired First Federal in Cynthiana $76 MM assets 2015: Acquired Madison Bank in Richmond $121 MM assets 2014: De novo branch in Richmond 6

Key Members of Management Team 7 Name Position Years of Banking Experience Years with Kentucky Bank Louis Prichard President and Chief Executive Officer 40 11 Norman Fryman EVP, Chief Credit Officer 45 45 Brenda Bragonier SVP, Director of Marketing 38 38 Jim Elliott SVP, Director of Wealth Management 32 5 Greg Dawson SVP, Chief Financial Officer 32 32 Chris Gorley SVP, Director of Operations 25 4 William Hough SVP, Director of Sales and Service 16 16 Jim Braden SVP, Chief Administrative Officer 15 6 Carol Caskey SVP, Director of Human Resources 7 5

Loan Portfolio Yield on Loans 7.00 6.00 5.00 4.00 3.00 2.00 1.00 - 5.88 5.71 5.57 5.15 4.82 4.68 4.62 2010 2011 2012 2013 2014 2015 2016* Source: www.snl.com *Unaudited 8 Total Net Loans ($000’s) 2010201120122013201420152016* 649,190 618,224 533,069 463,438 424,414 406,905 406,649

Deposits Jumbo Time 15% Demand Deps. Retail Time 10% NOW and ATS 8% MMDA and Savings 49% Cost of Int-bearing Deposits Cost of Funds 2 2.00 1.54 1.59 1.5 1.50 1 1.00 0.93 0.83 0.59 0.5 0.51 0.50 0.51 0.50 0.47 0.44 0.45 0.38 0.34 0.34 0 - 2010 2011 20122013 2014 2015 2016* 2010 2011 2012 2013 2014 2015 2016* *Unaudited Source: www.snl.com 9 Total Deposits ($000’s) 2010201120122013201420152016* 802,981 758,981 654,869 617,400 590,425 537,401 542,924

Kentucky is Centrally Located Primary Reasons for Expanding Business in Kentucky 1. Centrally Located – Kentucky is within a day’s drive of two-thirds of the U.S. population. 2. Logistical Solutions – Kentucky ranks 3rd in the nation in total air cargo shipments. 3. Value Proposition – Kentucky ranks 2nd lowest in the nation in cost of doing business according to CNBC. Source: Kentucky Cabinet for Economic Development www.thinkkentucky.com 10

Meaningful Employers in Our Markets Source: Kentucky Cabinet for Economic Development 11 Employment (Manufacturing & Service & Technology Firms Only) Company Est Employees Company Est Employees Toyota Motor Manufacturing Kentucky 8,100 McLane Cumberland 590 Lexmark International Inc. 2,100 Osram Sylvania 575 Xerox 1,800 3M 570 Hitachi Automotive Systems Americas Inc 1,450 Quad Graphics 535 Amazon.com 1,100 CMWA 500 Lockheed Martin 1,100 Innovative Mattress Solutions 500 Trane Lexington 800 Schneider Electric 500 Adient US LLC 785 Tempur Sealy International 475 Big Ass Solutions 770 Alltech Inc. 450 Link-Belt Construction Equipment Company 675 McKechnie Vehicle Components 390 Webasto Roof Systems Inc 655 Pepsi-Cola Bottling Co 370 Hyster-Yale Group Inc 650 Aichi Forge USA Inc. 350 Galls LLC 640 Yokohama Industries Americas Inc. 340 UPS 630 International Crankshaft Inc. 330 Ashland Consumer Markets (Valvoline) 620 IBM Global Services 310 SRG Global 590 Family Dollar Stores Inc. 300

Other Contributors in our Markets

Major Secondary Education Centers (Est Enrollment)	
University of Kentucky (Lexington)	29,200
Eastern Kentucky University (Richmond)	16,300
Morehead State University (Morehead)	11,100

Contributing Secondary Education Centers (Est Enrollment)	
Asbury University (Jessamine County)	1,900
Berea College (Madison County)	1,600
Asbury Theological Seminary (Jessamine County)	1,500
Georgetown College (Scott County)	1,300
Midway University (Woodford County)	1,100
Transylvania University (Fayette County)	1,000

Source: Kentucky Cabinet for Economic Development

Medical Centers

- Outlying communities may have small hospital or medical plaza
- Lexington and Morehead serve as major medical centers for Central and Eastern Kentucky

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History of Earnings


Net Income ($000's)
CAGR 9.6%
4,939
5,687
7,008
5,822
7,071
6,832
8,569
2010
2011
2012
2013
2014
2015
2016*


Diluted Earnings Per Share ($)
CAGR 8.0%
1.81
2.09
2.59
2.15
2.60
2.40
2.87
2010
2011
2012
2013
2014
2015
2016*

Source: www.snl.com

*Unaudited

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Historical Performance



Return on Assets (%)
0.71
0.87
1.03
0.80
0.89
0.76
0.86
2010
2011
2012
2013
2014
2015
2016*



Return on Equity (%)
7.84
8.74
9.70
8.12
9.50
8.20
9.10
2010
2011
2012
2013
2014
2015
2016*



Net Interest Margin TE (%)
3.43
4.35
4.19
3.85
3.69
3.63
3.62
2010
2011
2012
2013
2014
2015
2016*

Source: www.snl.com

*Unaudited

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Earnings Allocation Source: www.snl.com *Unaudited 15 Dividends Per Share ($) 2010201120122013201420152016 1.08 1.04 1.00 0.96 0.92 0.88 0.84 Tangible Book Value Per Share ($) 2010201120122013201420152016* 26.50 24.97 23.77 22.19 20.27 19.96 17.14

Capital Adequacy 13.39 13.32 12.32 12.06 12.02 Source: www.snl.com *Unaudited 16 Capital Ratios (%) 14.65 14.0114.0913.90 13.1412.7513.0113.0512.78 2010201120122013201420152016* Tier 1 RatioTotal Capital RatioLeverage RatioTangible Common Equity 9.21 9.26 8.84 8.78 8.73 8.72 8.47 8.55 8.53 7.68 7.78 7.74 7.28 7.16

Asset Quality Stability Source: www.snl.com *Unaudited 17 NPA & Loans 90+ / Tangible Common Equity & LLR (%) 2010201120122013201420152016* 41.68 29.00 25.96 24.54 23.14 14.72 11.96 Non-Performing Assets / Total Assets (%) 2010201120122013201420152016* 3.17 2.63 2.34 2.03 1.72 1.12 0.82

Current Strategic Pursuits Increase core profitability through relationship driven loan growth Increase core profitability through efficiency improvements driven by streamlining operations and consolidating functions Increase core profitability through further diversification of non-interest income through conditionally free product offerings, expansion of wealth management services, and alignment of market opportunities Increase core profitability through further reduction of classified assets through loan and problem asset management 18

Investment Considerations Attractive price to tangible book and price to earnings measures History of earnings and asset growth History of dividend growth History of stable and disciplined expansion Meaningful market player in central and eastern Kentucky Willingness to consider both de novo and acquisitive growth strategies 19

Kentucky Bancshares, Inc. TR ADING SY MB OL: KTY B